UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21032

CREDIT SUISSE SHORT DURATION BOND FUND
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse Short Duration Bond Fund Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

■  CREDIT SUISSE
SHORT DURATION BOND FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of December 31, 2007; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 23, 2008

Dear Shareholder:

Performance Summary
01/01/07 – 12/31/07

Fund & Benchmark	Performance
Class A1,2	3.15%
Class C1,2	2.63%
Merrill Lynch 1-3 Year U.S. Treasury Index[3]	7.32%

Performance for the Fund's Class A shares and Class C shares is without the maximum sales charge of 3.00% and 0.75%, respectively.2

Market Review: Banks experience extreme financial difficulty

The 12-month period ended December 31, 2007, was an extremely difficult one for the fixed income market. Excess leverage caused by historically low interest rates led to excessive risk taking by investors.

As the housing market began to decline, investors decreased risk in speculative areas such as sub-prime mortgage loans. As conditions worsened and hedge funds began to collapse, investor panic led to extreme risk aversion. This put pressure on the commercial paper market as many finance companies issued asset-backed commercial paper to fund longer-dated purchases of sub-prime mortgages.

As investors realized the risks inherent in the underlying assets of these asset backed commercial paper programs, funding stopped almost immediately. This led to a credit crisis that resulted in the credit market meltdown and the dramatic widening of corporate spreads versus treasuries. This funding pressure and write-down of internal sub-prime holdings by banks led to severe losses and a decreased capital base, which caused companies such as Countrywide Mortgage to experience extreme financial difficulty.

Further, while the financial sector had the worst performance in 2007, the credit crisis affected all areas of the debt markets. In addition to losses from mortgage exposure, increased risk aversion within the market led to more difficulty in issuing new debt across most sectors, and declining values in many already-issued debt securities.

Strategic Review and Outlook: Expect continued turbulence in the market

The portfolio was positioned with a bias toward shorter maturities as economic weakness, Fed policy, and inflation concerns led us to believe two-year treasury

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

yields would decline more than their longer counterparts. This added positive performance relative to the benchmark and was our best performing trade last year. However, the portfolio still had exposure to mortgage and asset backed securities as well as corporate debt, which hurt portfolio performance, as the fixed income market deteriorated. Our holdings in bank, broker and finance company paper was the key detractor of performance within our corporate bond holdings. Within our asset backed securities exposure, the biggest detractor of performance was concentrated within home equity. We have since decreased our exposure by letting assets mature and paydown.

Additionally, our conservative strategy helped mitigate losses as we held no mortgage or asset backed security rated below AAA. Despite deterioration in the housing market, at this point in time none of these securities have been downgraded from their initial AAA rating. Further, our commercial paper holdings experienced no difficulties despite the challenge in receiving new funding in that part of the market. This is a testament to our strong analytical research capabilities and security selection process.

Currently, the market is pricing in a terminal federal funds rate of 2.50%, or 175bps more of easing. We believe the terminal federal funds rate will end up closer to 3% as recent weakness in the labor market will be offset by a continued upward progression in inflation. In our opinion, the Federal Reserve cannot aggressively lower interest rates given the elevated energy and commodity prices. As a result, we think current Treasury yields are too low and prefer to put more emphasis on the shape of the yield curve rather than the direction of interest rates. Given elevated inflation data and a weak economy, we feel shorter-dated maturities are poised to outperform their longer counterparts as high inflation continues to erode the value of money over time.

In our view, we will avoid a recession as GDP growth will average 1.5% – 2% for 2008. The economy should slowly recover by the end of the year as the overhang in housing inventory begins to subside. We believe the economy will continue to benefit from a weak dollar causing strong export growth offset by weaker domestic demand. The labor market will weaken further, but will not collapse as we expect the unemployment rate to tick up by .5% from its current level to 5.5%.

We expect volatility in the fixed income market will continue in 2008. There are a large number of financial firms with balance sheets that have been hurt in 2007 due to credit exposure, and the resulting funding difficulties are leading to a less liquid fixed income market. To help restore their balance sheets, several firms like Citigroup and Merrill Lynch have received recent capital investments from overseas clients. Until firms feel comfortable committing capital-to-capital

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

market transactions, we foresee continued volatility and turbulence in the fixed income markets.

Kam T. Poon
Portfolio Manager

High yield bonds are lower-quality bonds also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities. Corporate, mortgage-backed and asset-backed securities generally entail greater risks than government securities, including greater credit risks.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Short Duration Bond Fund1 Class A shares2 and
Merrill Lynch 1-3 Year U.S. Treasury Index3,4 from Inception (7/23/02).

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Short Duration Bond Fund1 Class C shares2 and
Merrill Lynch 1-3 Year U.S. Treasury Index3 from Inception (5/01/03).

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 20071

	1 Year	5 Years	Since Inception
Class A Without Sales Charge	3.15%	2.46%	2.78%
Class A With Maximum Sales Charge	0.05%	1.84%	2.21%
Class C Without CDSC	2.63%	—	1.81%
Class C With CDSC	1.89%	—	1.81%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 3.00%), was 0.05%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 0.75%), was 1.89%.

3  The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of U.S.-dollar denominated U.S. Treasury notes and bonds with remaining time to maturity of between one year and three years, and with at least $1 billion in outstanding principal. It is a rules-based index that is compiled and distributed by Merrill Lynch & Co. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning July 23, 2002 (commencement of operations). For that reason, performance is shown for the period beginning August 1, 2002.

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Fund Return	Class A	Class C
Beginning Account Value 7/1/07	$1,000.00	$1,000.00
Ending Account Value 12/31/07	$1,014.00	$1,012.60
Expenses Paid per $1,000*	$4.31	$6.85
Hypothetical 5% Fund Return
Beginning Account Value 7/1/07	$1,000.00	$1,000.00
Ending Account Value 12/31/07	$1,020.92	$1,018.40
Expenses Paid per $1,000*	$4.33	$6.87
	Class A	Class C
Annualized Expense Ratios*	0.85%	1.35%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expense Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Short Duration Bond Fund
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Credit Quality Breakdown*

Ratings S&P
AAA	43.6%
AA	10.3%
A	7.7%
BBB	13.0%
BB	4.3%
B	3.6%
CCC	0.5%
Subtotal	83.0%
Short-Term Investments	17.0%
Total	100.0%

*  Expressed as a percentage of total investments and may vary over time.

Credit Suisse Short Duration Bond Fund
Schedule of Investments
December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (46.7%)
Automobile Manufacturers (2.0%)
$375	DaimlerChrysler North America Holding Corp., Global Company Guaranteed Notes	(BBB+, A3)	03/15/11	5.875	$380,787
Banks (2.1%)
150	Bank of America Corp., Senior Unsecured Notes#‡‡	(AA, Aa1)	08/15/11	4.969	147,960
250	Wachovia Bank NA#‡‡	(AA, Aa1)	10/03/08	5.200	249,534
					397,494
Diversified Financials (19.5%)
250	American Express Credit Corp., Series MTN, Senior Unsecured Notes#‡‡	(A+, Aa3)	12/02/10	5.405	244,160
250	Bear Stearns Company, Inc., Series MTNB, Notes#‡‡	(A, A2)	09/09/09	5.416	240,313
300	CIT Group Holdings, Inc., Senior Notes#‡‡	(A, A2)	01/30/09	5.134	281,905
296	Citigroup, Inc., Global Senior Unsecured Notes#‡‡	(AA-, Aa3)	05/18/10	5.055	293,332
250	Ford Motor Credit Co., Notes	(B, B1)	06/16/08	6.625	246,384
250	General Electric Capital Corp., Series MTN, Global Senior Notes#‡‡	(AAA, Aaa)	10/21/10	5.280	250,054
400	General Electric Capital Corp., Series MTNA, Global Notes#‡‡	(AAA, Aaa)	12/15/09	5.111	398,701
325	Goldman Sachs Group, Inc., Global Notes‡‡	(AA-, Aa3)	06/15/10	4.500	324,117
46	GrafTech Finance, Inc., Global Company Guaranteed Notes (Callable 02/15/08 @ $103.42)	(B, B2)	02/15/12	10.250	47,668
250	ING USA Global Funding, Series MTN, Notes#‡‡	(AA, Aa3)	10/09/09	5.549	249,905
125	International Lease Finance Corp., Global Senior Unsecured Notes‡‡	(AA-, A1)	04/01/09	3.500	122,899
275	JPMorgan Chase & Co., Global Notes‡‡	(AA-, Aa2)	03/15/09	3.500	270,611
250	Residential Capital Corp., Global Senior Notes#	(BB+, Ba3)	04/17/09	7.814	178,750
535	Residential Capital LLC, Company Guaranteed Notes#	(BB+, Ba3)	02/22/11	7.500	335,712
269	Toyota Motor Credit Corp., Series MTN, Notes (Callable 01/11/08 @ $100.00)‡‡	(AAA, Aaa)	01/11/11	5.125	268,159
					3,752,670
Electric (2.6%)
500	Public Service Company of New Mexico, Senior Notes	(BBB-, Baa2)	09/15/08	4.400	496,809
Environmental Control (1.1%)
200	Waste Management, Inc., Senior Notes	(BBB, Baa3)	11/15/08	6.500	202,618
Food (0.5%)
100	Smithfield Foods, Inc., Series B, Global Senior Notes	(BB, Ba3)	10/15/09	8.000	101,500

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Schedule of Investments (continued)
December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Insurance (4.9%)
$300	American International Group, Inc., Global Notes‡‡	(AA, Aa2)	05/15/08	2.875	$296,991
635	Berkshire Hathaway Finance Corp., Global Company Guaranteed Notes#‡‡	(AAA, Aaa)	01/11/08	5.299	635,102
					932,093
Lodging (0.5%)
100	Majestic Star Casino LLC, Company Guaranteed Notes (Callable 10/15/08 @ $102.38)#	(B+, B2)	10/15/10	9.500	95,000
Machinery (0.5%)
100	Case New Holland, Inc., Global Company Guaranteed Notes	(BB+, Ba3)	06/01/09	6.000	100,000
Media - Broadcast (0.2%)
45	Sinclair Broadcast Group, Inc., Global Company Guaranteed Notes (Callable 03/15/08 @ $102.67)	(B, Ba3)	03/15/12	8.000	46,069
Media - Cable (6.3%)
500	Comcast Cable Communications, Inc., Notes	(BBB+, Baa2)	11/15/08	6.200	504,174
500	Cox Communications, Inc., Notes	(BBB-, Baa3)	10/01/08	3.875	494,450
100	CSC Holdings, Inc., Senior Notes	(B+, B2)	07/15/08	7.250	100,375
100	Directv Holdings/Finance, Global Senior Notes (Callable 03/15/08 @ $104.19)	(BB-, Ba3)	03/15/13	8.375	104,500
					1,203,499
Savings & Loans (1.4%)
300	Washington Mutual, Inc., Global Notes‡‡	(A-, Baa2)	01/15/10	4.200	268,134
Telecom - Integrated/Services (4.3%)
400	Sprint Capital Corp., Global Company Guaranteed Notes	(BBB, Baa3)	05/01/09	6.375	402,144
430	Verizon Global Funding Corp., Global Senior Unsecured Notes‡‡	(A, A3)	01/15/08	4.000	429,831
					831,975
Telecom - Wireless (0.8%)
100	Centennial Cellular Communications Corp., Global Company Guaranteed Notes (Callable 06/15/08 @ $105.06)	(CCC+, B2)	06/15/13	10.125	105,500
50	Rural Cellular Corp., Global Secured Notes (Callable 03/15/08 @ $104.12)	(B+, Ba3)	03/15/12	8.250	52,125
					157,625
TOTAL CORPORATE BONDS (Cost $9,313,432)					8,966,273

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Schedule of Investments (continued)
December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES (13.7%)
$358	Accredited Mortgage Loan Trust, Series 2003-1, Class A1#‡‡	(AAA, Aaa)	06/25/33	4.330	$306,334
36	Ameriquest Finance NIM Trust, Series 2002-N4A#	(NR, NR)	09/25/32	10.330	1,089
230	Asset Backed Funding Certificates, Series 2003-AHL1, Class A1‡‡	(AAA, Aaa)	03/25/33	3.684	228,211
500	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A2‡‡#	(AAA, Aaa)	01/25/37	4.965	465,625
30	GE Capital Mortgage Services, Inc., Series 1998-HE1, Class A7#‡‡	(AAA, Aaa)	06/25/28	6.465	29,551
712	Harley-Davidson Motorcycle Trust, Series 2004-2, Class A2#‡‡	(AAA, Aaa)	02/15/12	3.560	706,794
40	IMC Home Equity Loan Trust, Series 1997-5, Class A10#‡‡	(AAA, Aaa)	11/20/28	6.880	39,541
102	Indymac Home Equity Loan Asset Backed Trust, Series 2000-C, Class AF6‡‡	(AAA, Aaa)	02/25/30	7.340	101,518
92	Popular ABS Mortgage Pass-Through Trust, Series 2005-3, Class AF2‡‡	(AAA, Aaa)	07/25/35	4.332	91,476
547	Residential Asset Mortgage Products, Inc., Series 2003-RS3, Class AI4‡‡	(AAA, Aaa)	04/25/33	5.670	506,889
151	Whole Auto Loan Trust, Series 2003-1, Class A4#‡‡	(AAA, Aaa)	03/15/10	2.580	150,123
TOTAL ASSET BACKED SECURITIES (Cost $2,805,340)					2,627,151
MORTGAGE BACKED SECURITIES (21.3%)
419	Bank of America Funding Corp., Series 2006-E, Class 2A1#‡‡	(AAA, Aaa)	06/20/36	5.827	418,373
380	Bank of America Mortgage Securities, Series 2006-A, Class 2A1#‡‡	(AAA, Aaa)	02/25/36	5.436	377,114
76	Countrywide Home Loans, Series 2006-HYB5, Class 2A1#‡‡	(AAA, Aaa)	09/20/36	5.845	74,741
570	Fannie Mae Pool #313409‡‡	(AAA, Aaa)	03/01/12	6.500	586,671
265	Fannie Mae Pool #545162‡‡	(AAA, Aaa)	12/01/13	6.500	274,466
594	Fannie Mae Pool #675346#‡‡	(AAA, Aaa)	12/01/32	4.698	601,565
298	Fannie Mae Pool #735196#‡‡	(AAA, Aaa)	11/01/34	5.901	300,440
96	Federal Home Loan Mortgage Corp., Series 2474, Class NE‡‡	(AAA, Aaa)	07/15/17	5.000	96,478
143	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1#‡‡	(AAA, Aaa)	10/25/35	5.328	143,436
88	Freddie Mac Pool #789806#‡‡	(AAA, Aaa)	09/01/32	6.948	89,022
368	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A#‡‡	(AAA, Aaa)	03/19/37	5.205	346,014
290	JPMorgan Alternative Loan Trust, Series 2005-A2 Class 1A1#‡‡	(AAA, Aaa)	01/25/36	5.125	278,511
66	Master Adjustable Rate Mortgages Trust, Series 2003-1, Class 2A1#‡‡	(AAA, Aaa)	12/25/32	4.650	66,137
221	Merrill Lynch Alternative Note, Series 2007-A1, Class A2A#‡‡	(AAA, Aaa)	01/25/37	4.935	217,015

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Schedule of Investments (continued)
December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
MORTGAGE BACKED SECURITIES (21.3%)
$206	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY2, Class 2A2#‡‡	(AAA, Aaa)	11/25/36	6.409	$210,417
TOTAL MORTGAGE BACKED SECURITIES (Cost $4,112,558)					4,080,400
FOREIGN BOND (0.5%)
Telecom - Integrated/Services (0.5%)
100	Intelsat, Ltd., Global Senior Notes (Bermuda) (Cost $98,243)	(B, Caa1)	11/01/08	5.250	99,250
UNITED STATES AGENCY OBLIGATION (0.3%)
60	Fannie Mae Discount Notes (Cost $59,942)		01/09/08	4.200	59,942
SHORT-TERM INVESTMENTS (16.9%)
500	Bank of Scotland PLC (Commercial Paper) ‡‡		01/22/08	5.140	498,600
668	Cobbler Funding LLC (Commercial Paper) ‡‡		01/23/08	5.420	665,857
750	Danske Corporation (Commercial Paper) ‡‡		01/29/08	5.090	747,136
584	State Street Bank and Trust Co. Euro Time Deposit ‡‡		01/02/08	3.100	584,000
750	UBS Finance Delaware LLC (Commercial Paper) ‡‡		01/24/08	4.390	747,628
TOTAL SHORT-TERM INVESTMENTS (Cost $3,243,221)					3,243,221
TOTAL INVESTMENTS AT VALUE (99.4%) (Cost $19,632,736)					19,076,237
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)					118,775
NET ASSETS (100.0%)					$19,195,012

INVESTMENT ABBREVIATIONS

MTN = Medium Term Note
MTNA = Medium Term Note, Series A
MTNB = Medium Term Note, Series B

#  Variable rate obligations — The interest rate shown is the rate as of December 31, 2007.

‡‡  Collateral segregated for futures contracts.

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value (Cost $19,632,736) (Note 2)	$19,076,237
Cash	727
Interest receivable	154,697
Variation margin receivable (Note 2)	9,875
Receivable for fund shares sold	9,870
Receivable from investment adviser (Note 3)	9,560
Prepaid expenses	15,414
Total Assets	19,276,380
Liabilities
Administrative services fee payable (Note 3)	2,219
Distribution fee payable (Note 3)	5,353
Dividend payable	39,717
Payable for fund shares redeemed	1,988
Trustees' fee payable	804
Other accrued expenses payable	31,287
Total Liabilities	81,368
Net Assets
Capital stock, $0.001 par value (Note 6)	2,005
Paid-in capital (Note 6)	23,485,871
Accumulated net investment loss	(16,623)
Accumulated net realized loss on investments and futures contracts	(3,710,954)
Net unrealized depreciation on investments and futures contracts	(565,287)
Net Assets	$19,195,012
A Shares
Net assets	$17,572,559
Shares outstanding	1,835,291
Net asset value and redemption price per share	$9.57
Maximum offering price per share (net asset value/(1-3.00%))	$9.87
C Shares
Net assets	$1,622,453
Shares outstanding	169,364
Net asset value and offering price per share	$9.58

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Interest	$1,335,804
Expenses
Investment advisory fees (Note 3)	106,505
Administrative services fees (Note 3)	41,158
Distribution fees (Note 3)
Class A	61,637
Class C	14,786
Registration fees	33,365
Printing fees (Note 3)	23,330
Trustees' fees	21,298
Audit and tax fees	20,710
Legal fees	17,039
Transfer agent fees	7,822
Custodian fees	7,396
Insurance expense	1,902
Commitment fees (Note 4)	647
Interest expense (Note 4)	586
Total expenses	358,181
Less: fees waived and expenses reimbursed (Note 3)	(118,513)
Net expenses	239,668
Net investment income	1,096,136
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized loss from investments	(51,767)
Net realized gain from futures contracts	140,722
Net change in unrealized appreciation (depreciation) from investments	(360,224)
Net change in unrealized appreciation (depreciation) from futures contracts	10,249
Net realized and unrealized loss from investments and futures contracts	(261,020)
Net increase in net assets resulting from operations	$835,116

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$1,096,136	$1,584,952
Net realized gain (loss) from investments and futures contracts	88,955	(394,594)
Net change in unrealized appreciation (depreciation) from investments and futures contracts	(349,975)	414,442
Net increase in net assets resulting from operations	835,116	1,604,800
From Dividends
Dividends from net investment income
Class A shares	(1,070,516)	(1,545,531)
Class C shares	(75,598)	(90,911)
Net decrease in net assets resulting from dividends	(1,146,114)	(1,636,442)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,243,423	5,255,912
Reinvestment of dividends	581,654	787,334
Net asset value of shares redeemed	(14,526,812)	(33,173,546)
Net decrease in net assets from capital share transactions	(10,701,735)	(27,130,300)
Net decrease in net assets	(11,012,733)	(27,161,942)
Net Assets
Beginning of year	30,207,745	57,369,687
End of year	$19,195,012	$30,207,745
Accumulated net investment loss	$(16,623)	$(23,207)

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended December 31,			For the Period September 1, 2004 to December 31,	For the Year Ended August 31,
	2007	2006	2005	2004[1]	2004	2003
Per share data
Net asset value, beginning of period	$9.69	$9.68	$9.89	$9.97	$10.02	$10.03
INVESTMENT OPERATIONS
Net investment income	0.40[2]	0.36[2]	0.31[2]	0.09[2]	0.23[2]	0.34
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.10)	0.02	(0.19)	(0.07)	0.02	(0.01)
Total from investment operations	0.30	0.38	0.12	0.02	0.25	0.33
LESS DIVIDENDS
Dividends from net investment income	(0.42)	(0.37)	(0.33)	(0.10)	(0.30)	(0.34)
Net asset value, end of period	$9.57	$9.69	$9.68	$9.89	$9.97	$10.02
Total return[3]	3.15%	4.05%	1.24%	0.21%	2.57%	3.33%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$17,573	$27,825	$54,082	$88,273	$102,529	$241,869
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%[4]	0.85%	0.81%
Ratio of net investment income to average net assets	4.15%	3.73%	3.16%	2.60%[4]	2.33%	2.62%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.45%	0.37%	0.19%	0.26%[4]	0.14%	0.21%
Portfolio turnover rate	70%	72%	101%	12%	82%	62%

1  The Fund changed its fiscal year end from August 31 to December 31.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended December 31,			For the Period September 1, 2004 to December 31,	For the Year Ended August 31,
	2007	2006	2005	2004[1]	2004	2003[3]
Per share data
Net asset value, beginning of period	$9.70	$9.69	$9.89	$9.98	$10.02	$10.16
INVESTMENT OPERATIONS
Net investment income	0.35[2]	0.31[2]	0.26[2]	0.07[2]	0.18[2]	0.08
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.10)	0.03	(0.18)	(0.08)	0.03	(0.14)
Total from investment operations	0.25	0.34	0.08	(0.01)	0.21	(0.06)
LESS DIVIDENDS
Dividends from net investment income	(0.37)	(0.33)	(0.28)	(0.08)	(0.25)	(0.08)
Net asset value, end of period	$9.58	$9.70	$9.69	$9.89	$9.98	$10.02
Total return[4]	2.63%	3.54%	0.85%	(0.06)%	2.16%	(0.62)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,622	$2,383	$3,288	$6,338	$7,204	$1,912
Ratio of expenses to average net assets	1.35%	1.35%	1.35%	1.35%[5]	1.35%	1.35%[5]
Ratio of net investment income to average net assets	3.65%	3.23%	2.67%	2.10%[5]	1.83%	(1.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.45%	0.37%	0.19%	0.26%[5]	0.14%	0.16%[5]
Portfolio turnover rate	70%	72%	101%	12%	82%	62%

1  The Fund changed its fiscal year end from August 31 to December 31.

2  Per share information is calculated using the average shares outstanding method.

3  For the period May 1, 2003 (inception date) through August 31, 2003.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Short Duration Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund's investment objective is to maximize total return to the extent consistent with prudent investment and the preservation of capital. The Fund was organized under the laws of the State of Delaware as a business trust on January 31, 2002.

The Fund is authorized to offer two classes of shares: Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Class A shares are sold subject to a front end sales charge of up to 3.00%. Class C shares are sold subject to a contingent deferred sales charge of 0.75% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse") , an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2007, the Fund had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2 Year Notes Futures	98	03/31/08	$20,568,005	$20,604,500	$36,495
U.S. Treasury 5 Year Notes Futures	(47)	03/31/08	(5,147,847)	(5,183,219)	(35,372)
U.S. Treasury 10 Year Notes Futures	(11)	03/19/08	(1,237,385)	(1,247,296)	(9,911)
			$14,182,773	$14,173,985	$(8,788)

H) OPTIONS — The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

of the option written. Premiums received from writing options that expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. The volatility input assumption is interpolated from the previous day's price. At December 31, 2007, the Fund has no outstanding options contracts.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.40% of the Fund's average daily net assets. For the year ended December 31, 2007 investment advisory fees earned, voluntarily waived and expenses reimbursed were as follows:

Gross Advisory Fee	Waiver	Net Advisory Fee	Expense Reimbursement
$106,505	$(106,505)	$–	$(12,008)

Credit Suisse will not recapture from the Fund any fees it waived or reimbursed during the fiscal year ended December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $23,964.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $17,194.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares and 0.75% of the average daily net assets of the Class C shares, although under the Class C 12b-1 plan, the Fund is authorized to pay up to 1.00% of the average daily net assets.

For the year ended December 31, 2007, CSAMSI and its affiliates advised the Fund that they retained $187 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $21,032 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 4. Line of Credit

the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, the Fund had no loans outstanding under the Credit Facility. During the year ended December 31, 2007, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$1,084,250	4.861%	$1,114,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investments		U.S. Government and Agency Obligations
Purchases	Sales	Purchases	Sales
$4,748,340	$15,544,422	$11,855,444	$5,549,644

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as Class A shares and Class C shares. Transactions in capital shares for each class were as follows:

	Class A
	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Value	Shares	Value
Shares sold	325,710	$3,153,259	519,645	$5,018,217
Shares issued in reinvestment of dividends	59,102	570,169	80,138	774,708
Shares redeemed	(1,420,925)	(13,686,858)	(3,314,367)	(32,017,189)
Net decrease	(1,036,113)	$(9,963,430)	(2,714,584)	$(26,224,264)
	Class C
	For the Year Ended December 31, 2007		For the Year Ended December 31, 2006
	Shares	Value	Shares	Value
Shares sold	9,372	$90,164	24,604	$237,695
Shares issued in reinvestment of dividends	1,190	11,485	1,305	12,626
Shares redeemed	(86,952)	(839,954)	(119,551)	(1,156,357)
Net decrease	(76,390)	$(738,305)	(93,642)	$(906,036)

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 6. Capital Share Transactions

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate percentage of outstanding shares
Class A	3	32%
Class C	2	81%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2007 and 2006, respectively, for the Fund were as follows:

Ordinary Income
2007	2006
$1,146,114	$1,636,442

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to dividends payable, mark to market on futures contracts and unused capital loss carryforward.

At December 31, 2007, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$23,096
Accumulated net realized loss	(3,719,742)
Unrealized depreciation	(556,501)
Other temporary differences	(39,717)
$(4,292,864)

At December 31, 2007, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011	2012	2013	2014	2015
$123,290	$874,951	$623,035	$1,568,991	$520,469	$9,006

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

It is uncertain that the Fund will realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were: $19,632,736, $25,296, $(581,795) and $(556,499), respectively.

At December 31, 2007, the Fund reclassified $56,562 from accumulated net realized loss from investments to undistributed net investment income to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of paydown gain/losses. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48.

Credit Suisse Short Duration Bond Fund
Notes to Financial Statements (continued)
December 31, 2007

Note 9. Recent Accounting Pronouncements

There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

Credit Suisse Short Duration Bond Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Short Duration Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Short Duration Bond Fund (the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

Credit Suisse Short Duration Bond Fund
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Short Duration Bond Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.40% for the Fund ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate of 0.03% paid by the Fund after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee, Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Credit Suisse Short Duration Bond Fund
Board Approval of Advisory Agreement (unaudited) (continued)

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Short Duration Bond Fund
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  As the Fund's Net Advisory Fee was among the lowest in its Expense Group, the Board considered the fee to be reasonable.

•  The Fund's performance was below the median of the Performance Group and Performance Universe for all of the periods reviewed. The Board will continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the Fund's relatively small size and the amount of the Net Advisory Fee, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Short Duration Bond Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company); Director of The
Adams Express
 Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation (a
closed-end
investment
					company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Short Duration Bond Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since Fund Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003	28	None

2   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Short Duration Bond Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Fund Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-927-2874.

Credit Suisse Short Duration Bond Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   SDA-AR-1207

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007
Audit Fees	$14,388	$14,820
Audit-Related Fees(1)	$3,245	$3,340
Tax Fees(2)	$2,515	$2,590
All Other Fees	—	—
Total	$20,148	$20,750

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,245 for 2006 and $3,340 for 2007).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

2

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

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The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2006 and December 31, 2007 were $5,760 and $5,930, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE SHORT DURATION BOND FUND

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 6, 2008

6